UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 11, 2019
(Date of earliest event reported)

CommissionFile Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
001-12609	PG&E Corporation	California	94-3234914
001-02348	Pacific Gas and Electric Company	California	94-0742640

77 BEALE STREET	77 BEALE STREET
P.O. BOX 770000	P.O. BOX 770000
SAN FRANCISCO, California 94177	SAN FRANCISCO, California 94177
(Address of principal executive offices) (Zip Code)	(Address of principal executive offices) (Zip Code)
(415) 973-1000	(415) 973-7000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	PCG	The New York Stock Exchange
First preferred stock, cumulative, par value $25 per share, 5% series A redeemable	PCG-PE	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% redeemable	PCG-PD	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.80% redeemable	PCG-PG	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.50% redeemable	PCG-PH	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.36% series A redeemable	PCG-PI	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 6% nonredeemable	PCG-PA	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5.50% nonredeemable	PCG-PB	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% nonredeemable	PCG-PC	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	PG&E Corporation	☐
Emerging growth company	Pacific Gas and Electric Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

PG&E Corporation	☐
Pacific Gas and Electric Company	☐

Item 1.01 Entry into a Material Definitive Agreement.

 As previously disclosed, on January 29, 2019, PG&E Corporation (the “Corporation”) and its subsidiary, Pacific Gas and Electric Company (the “Utility,” and together with the Corporation, the “Debtors”), filed voluntary petitions for relief under chapter 11 of title 11 (“Chapter 11”) of the United States Code in the U.S. Bankruptcy Court for the Northern District of California (the “Bankruptcy Court”). The Debtors’ Chapter 11 cases are being jointly administered under the caption In re: PG&E Corporation and Pacific Gas and Electric Company, Case No. 19-30088 (DM) (the “Chapter 11 Cases”). On September 23, 2019, the Debtors filed a First Amended Joint Chapter 11 Plan of Reorganization (as may be further amended, modified or supplemented from time to time, the “Proposed Plan”).

As previously disclosed, the Corporation has separately entered into Chapter 11 Plan Backstop Commitment Letters with each of the entities set forth in Schedule I to Exhibit 10.1 of the Debtors’ Form 8-K dated September 30, 2019 (each, a “Backstop Commitment Letter”), which severally provide for the funding of up to an aggregate of $14 billion of equity proceeds to the Corporation on the effective date of the Proposed Plan to finance the transactions contemplated thereby, subject to the terms and conditions set forth in each Backstop Commitment Letter.

In connection with the Proposed Plan, on October 11, 2019, the Debtors entered into debt commitment letters (the “Debt Commitment Letters”) with JPMorgan Chase Bank, N.A., Bank of America, N.A., BofA Securities, Inc., Barclays Bank PLC, Citigroup Global Markets Inc., Goldman Sachs Bank USA, Goldman Sachs Lending Partners LLC and any other lenders that may become parties to the Debt Commitment Letters as additional “Commitment Parties” as provided therein (the foregoing parties, collectively, the “Commitment Parties”), pursuant to which the Commitment Parties committed to provide $34.35 billion in bridge financing in the form of (a) a $27.35 billion senior secured bridge loan facility (the “OpCo Facility”) with the Utility or any domestic entity formed to hold all of the assets of the Utility upon emergence from bankruptcy (the Utility or any such entity, the “OpCo Borrower”) as borrower thereunder and (b) a $7.0 billion senior unsecured bridge loan facility (the “HoldCo Facility,” and together with the OpCo Facility, the “Facilities”) with the Corporation or any domestic entity formed to hold all of the assets of the Corporation upon emergence from bankruptcy (the Corporation or any such entity, the “HoldCo Borrower”) as borrower thereunder, subject to the terms and conditions set forth therein.  The commitments under the Debt Commitment Letters will expire on August 29, 2020, unless terminated earlier pursuant to the termination rights described below.

Borrowings under the OpCo Facility would be senior secured obligations of the OpCo Borrower, secured by substantially all of the assets of the OpCo Borrower. Borrowings under the HoldCo Facility would be senior unsecured obligations of the HoldCo Borrower.  The OpCo Borrower’s obligations under the OpCo Facility, and the HoldCo Borrower’s obligations under the HoldCo Facility, would not be guaranteed by any other entity. The scheduled maturity of each of the Facilities would be 364 days following the date the Facilities are funded. The Debtors will pay customary fees and expenses in connection with obtaining the Facilities.

The Commitment Parties’ funding obligations under the Debt Commitment Letters are subject to numerous conditions and termination rights, including, among others, certain conditions and termination rights similar to those included in the Backstop Commitment Letters, in addition to conditions that are not in the Backstop Commitment Letters, including (a) the delivery of specified financial information, (b) the Corporation’s receipt of at least $14.0 billion of proceeds from the issuance of equity, of which up to $2.0 billion may take the form of preferred equity, equity-linked securities or securitizations to the extent not negatively impacting cash distributions to the Corporation or distributions that will be available to service debt at the Corporation, (c) the execution of definitive documentation for the Facilities and (d) that the Utility shall have received investment grade senior secured debt ratings.  In addition, the Debt Commitment Letters are subject to approval by the Bankruptcy Court, and the Utility’s ability to borrow under the OpCo Facility is subject to approval by the California Public Utilities Commission.

In lieu of entering into the Facilities, the Debtors intend to obtain permanent financing on or prior to emergence of bankruptcy in the form of bank facilities, debt securities or a combination of the foregoing.

The foregoing description of the Debt Commitment Letters does not purport to be complete and is qualified in its entirety by reference to the Debt Commitment Letters, which are filed as Exhibits 10.1 and 10.2 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Pacific Gas and Electric Company Commitment Letter
10.2	PG&E Corporation Commitment Letter

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements that are not historical facts, including statements about the beliefs, expectations, estimates, future plans and strategies of the Corporation and the Utility, including but not limited to their bankruptcy emergence plan and related financings. These statements are based on current expectations and assumptions, which management believes are reasonable, and on information currently available to management, but are necessarily subject to various risks and uncertainties, including the possibility that the conditions to emergence in the plan or to funding under the debt or equity financing commitments will not be satisfied, and that the Debtors may not be successful in replacing the debt commitments with permanent financing on or prior to emergence from bankruptcy at favorable terms or at all. In addition to the risk that these assumptions prove to be inaccurate, factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include factors disclosed in the Corporation and the Utility’s Annual Report on Form 10-K for the year ended December 31, 2018, their Quarterly Reports on Form 10-Q for the quarters ended March 31, 2019 and June 30, 2019, and their subsequent reports filed with the Securities and Exchange Commission. Additional factors include, but are not limited to, those associated with the Corporation’s and the Utility’s Chapter 11 Cases. The Corporation and the Utility undertake no obligation to publicly update or revise any forward-looking statements, whether due to new information, future events or otherwise, except to the extent required by law.

No Securities Offering

This is not an offering of securities and securities may not be offered or sold absent registration or an applicable exemption from the registration statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

Date: October 15, 2019	By:	/s/ JASON P. WELLS
		Name:	JASON P. WELLS
		Title:	Executive Vice President and Chief Financial Officer

PACIFIC GAS AND ELECTRIC COMPANY

Date: October 15, 2019	By:	/s/ DAVID S. THOMASON
		Name:	DAVID S. THOMASON
		Title:	Vice President, Chief Financial Officer and Controller